UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
________________________
Amendment No. 1 to

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 27, 2016
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IHS MARKIT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36495	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

4th Floor, Ropemaker Place,
25 Ropemaker Street
London, England
EC2Y 9LY
(Address of principal executive offices and zip code)
+44 20 7260 2000
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: N/A
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

IHS Markit Ltd. (“IHS Markit” or “we” or “us” or “our”) is furnishing this Current Report on Form 8-K/A to amend certain information provided in the media release (the “Earnings Release”) attached as Exhibit 99.1 to our Current Report on Form 8-K furnished to the Securities and Exchange Commission on September 27, 2016 (the “Original Report”). The revised information will also be included in our Quarterly Report on Form 10-Q, to be filed with the Securities and Exchange Commission.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 27, 2016, we issued the Original Report, which included the Earnings Release regarding our financial results for the three and nine months ended August 31, 2016, and certain supplemental information. IHS Markit is furnishing this Current Report on Form 8-K/A to amend the Original Report in order to correct IHS Markit’s unaudited condensed consolidated statements of operations for the three and nine months ended August 31, 2016, which was included in the Earnings Release.

Subsequent to the issuance of the Earnings Release, we determined that certain operating expenses needed to be reclassified from “Selling, general and administrative” to “Cost of revenue”. Cost of revenue was $269.1 million and $692.2 million for the three and nine months ended August 31, 2016, respectively, instead of $205.9 million and $629.0 million, respectively, as previously reported. Selling, general and administrative expenses were $267.6 million and $661.1 million for the three and nine months ended August 31, 2016, respectively, instead of $330.8 million and $724.3 million, respectively, as previously reported. The reclassification has no net change to the total operating expenses previously reported for the periods.

Attached hereto as Exhibit 99.1 is an updated copy of the unaudited condensed consolidated statements of operations included in the Earnings Release reflecting the corrected cost of revenue and selling, general and administrative expenses in the unaudited condensed consolidated statements of operations for the three and nine months ended August 31, 2016. No other changes have been made to the Original Report.

The information furnished in this Current Report on Form 8-K/A, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing. The filing of this Form 8-K/A and the furnishing of the information contained herein is not intended to, and does not, constitute a determination or admission by the Company as to the materiality of any information contained herein or in any exhibit hereto or that the information provided includes material investor information that was not previously publicly available.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
99.1	Update unaudited condensed consolidated statements of operations to Media release dated September 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS MARKIT LTD.

Date: September 28, 2016	By:	/s/ Todd S. Hyatt
Todd S. Hyatt
Executive Vice President and Chief Financial Officer